UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 21, 2004


                          SPIDERBOY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)

               0-18292                                41-0825298
       (Commission File Number)            (IRS Employer Identification No.)

1117 PERIMETER CENTER WEST, STE. N415                   30338
          ATLANTA, GEORGIA                            (Zip Code)
   (principal executive offices)

                                 (678) 443-2300
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On April 21, 2004, Spiderboy International, Inc., (the "Registrant"), entered into a stock purchase agreement with Robert G. Barrow, Jr. and Mark D. Andrizzi to purchase all of the issued and outstanding shares of Innovative Corporate Strategies, Inc., a Georgia corporation ("ICS") (the "Acquisition"). As a result of the Acquisition, ICS became a wholly-owned subsidiary of the Registrant.

     At the time of the Acquisition, ICS was inactive, with no sales, expenses, and/or liabilities. The consideration paid by the Registrant in connection with the Acquisition consisted of ten dollars and an amount equal to the annual earnings of ICS over the period commencing at the closing of the Acquisition and ending on the last day of the Registrant's fiscal year 2006, calculated according to GAAP before interest, taxes, depreciation and amortization, as determined by ICS' financial statements multiplied by 3.5, up to a maximum of twelve million four hundred thousand dollars ($12,400,000). The amount of consideration is subject to adjustments, as set forth in the stock purchase agreement. The amount of consideration was determined following negotiations between the Registrant and ICS and is set forth in the stock purchase agreement, attached as an exhibit to this Current Report on Form 8-K.

     Our board of directors determined that the terms of the Acquisition are reasonable based upon the above factors. Our board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, our shareholders will not have the benefit of a third party opinion that the terms of the stock purchase agreement are fair from a financial point of view.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  statements  of  business  acquired.

     As the acquired assets do not meet the minimum significance tests under Regulation S-X, financial statements regarding the acquired assets are not required to be provided.

     (b)  Pro  forma  financial  information.

     As the acquired assets do not meet the minimum significance tests under Regulation S-X, pro forma financial information regarding the acquired assets is not required to be provided.


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     (c)  Exhibits.
          --------

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
-----------     -------------------------

   2.1          Stock Purchase Agreement between the Registrant, Robert G.
                Barrow, Jr. and Mark D. Andrizzi.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 2004                        SPIDERBOY INTERNATIONAL, INC.


                                           By /s/ Billy V. Ray, Jr.
                                              ----------------------------------
                                              Billy V. Ray, Jr., President


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